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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 1999


                         COMMISSION FILE NUMBER 0-12788


                          CASEY'S GENERAL STORES, INC.
             (Exact name of registrant as specified in its charter)


          IOWA                                            42-0935283
(State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                     Identification Number)


                       ONE CONVENIENCE BLVD., ANKENY, IOWA
                    (Address of principal executive offices)


                                      50021
                                   (Zip Code)


                                 (515) 965-6100
              (Registrant's telephone number, including area code)


                                      NONE
                          (Former name, former address
                          if changed since last report)

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Item 5.           Other Events.

         On April 27, 1999, Casey's General Stores, Inc. (the "Company") issued $50,000,000 in aggregate principal amount of Senior Notes, Series A through Series F (together, the "Senior Notes"), pursuant to the terms of a Note Agreement dated as of April 15, 1999 (the "Note Agreement") by and among the Company and Principal Life Insurance Company, Principal Life Insurance Company, on behalf of one or more separate accounts, Commercial Union Life Insurance Company of America, AmerUs Life Insurance Company, American Investors Life Insurance Company, TMG Life Insurance Company, Modern Woodmen of America and Ameritus Life Insurance Corp. (together, the "Purchasers"). The Company will apply the proceeds from the sale of the Senior Notes to fund the payment and retirement of certain outstanding Company indebtedness and general working capital purposes.

         The 6.18% Series A Senior Notes, issued in the aggregate principal amount of $5,000,000, bear interest at the rate of 6.18% per annum prior to maturity, payable semi-annually on the twenty-third day of April and October of each year, commencing October 23, 1999, and at maturity, and bear interest on overdue principal, premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 8.18% per annum. The 6.18% Series A Senior Notes mature on April 23, 2004.

         The 6.23% Series B Senior Notes, issued in the aggregate principal amount of $5,000,000, bear interest at the rate of 6.23% per annum prior to maturity, payable semi-annually on the twenty-third day of April and October of each year, commencing October 23, 1999, and at maturity, and bear interest on overdue principal, premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 8.23% per annum. The 6.23% Series B Senior Notes mature on April 23, 2005.

         The 6.50% Series C Senior Notes, issued in the aggregate principal amount of $20,000,000, bear interest at the rate of 6.50% per annum prior to maturity, payable semi-annually on the twenty-third day of April and October of each year, commencing October 23, 1999, and at maturity, and bear interest on overdue principal, premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 8.50% per annum. The 6.50% Series C Senior Notes mature on April 23, 2009.

         In addition to the payment of all outstanding principal of the Senior Notes at maturity, and regardless of the amount of Senior Notes which may be outstanding from time to time, the Company shall prepay and there shall become due and payable on the twenty-third day of April in each year, prepayment of the principal amount of the 6.50%



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Series C Senior Notes in the amount of $4,000,000, or such lesser amount as would constitute payment in full on the 6.50% Series C Senior Notes, commencing April 23, 2005 and ending April 23, 2008, inclusive, with the remaining principal payable at maturity on April 23, 2009 (the "6.50% Series C Required Prepayments"). Each such 6.50% Series C Required Prepayment shall be at a price of 100% of the principal amount prepaid, together with interest accrued thereon to the date of prepayment.

         The 6.84% Series D Senior Notes, issued in the aggregate principal amount of $7,000,000, bear interest at the rate of 6.84% per annum prior to maturity, payable semi-annually on the twenty-third day of April and October of each year, commencing October 23, 1999, and at maturity, and bear interest on overdue principal, premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 8.84% per annum. The 6.84% Series D Senior Notes mature on April 23, 2014.

         In addition to the payment of all outstanding principal of the Senior Notes at maturity, and regardless of the amount of Senior Notes which may be outstanding from time to time, the Company shall prepay and there shall become due and payable on the twenty-third day of April in each year, prepayment of the principal amount of the 6.84% Series D Senior Notes in the amount of $1,000,000, or such lesser amount as would constitute payment in full on the 6.84% Series D Senior Notes, commencing April 23, 2008 and ending April 23, 2013, inclusive, with the remaining principal payable at maturity on April 23, 2014 (the "6.84% Series D Required Prepayments"). Each such 6.84% Series D Required Prepayment shall be at a price of 100% of the principal amount prepaid, together with interest accrued thereon to the date of prepayment.

         The 7.08% Series E Senior Notes, issued in the aggregate principal amount of $8,000,000, bear interest at the rate of 7.08% per annum prior to maturity, payable semi-annually on the twenty-third day of April and October of each year, commencing October 23, 1999, and at maturity, and bear interest on overdue principal, premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 9.08% per annum. The 7.08% Series E Senior Notes mature on April 23, 2014.

         The 7.23% Series F Senior Notes, issued in the aggregate principal amount of $5,000,000, bear interest at the rate of 7.23% per annum prior to maturity, payable semi-annually on the twenty-third day of April and October of each year, commencing October 23, 1999, and at maturity, and bear interest on overdue principal, premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 9.23% per annum. The 7.23% Series F Senior Notes mature on April 23, 2019.


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         Upon notice as provided in the Note Agreement, the Company may at any time prepay the Senior Notes, in whole or in part, at any time, in an amount of not less than $1,000,000 or in integral multiples of $100,000 in excess thereof (the "Optional Prepayments"). Each Optional Prepayment shall be at a price of
(i) 100% of the principal amount to be prepaid, plus interest accrued thereon to the date of prepayment, if the Reinvestment Yield (as defined in the Note Agreement) on the applicable Determination Date (as defined in the Note Agreement), equals or exceeds the interest rate payable on or in respect of the applicable Senior Notes, or (ii) 100% of the principal amount to be prepaid, plus interest accrued thereon to the date of prepayment, plus a premium, if the Reinvestment Yield on such Determination Date is less than the interest rate payable on or in respect of the applicable Senior Notes. The premium shall equal
(X) the aggregate present value of the amount of principal being prepaid and the present value of the amount of interest (exclusive of interest accrued to the date of prepayment) which would have been payable in respect of such principal absent such prepayment, determined by discounting each such amount utilizing an interest factor equal to the Reinvestment Yield, less (Y) the principal amount to be prepaid. Any Optional Prepayment of less than all of the Senior Notes outstanding shall be applied to reduce, pro rata, each of the Required Prepayments and the final payment at maturity.

         In the Note Agreement, the Company makes certain representations and warranties to the Purchasers and, while any of the Senior Notes are outstanding, agrees to comply with certain affirmative covenants addressing, among other matters, the maintenance of corporate existence, insurance, properties and records and the provision of certain financial information and reports to the Purchasers. The Company also agrees to be bound by certain negative covenants while the Senior Notes are outstanding addressing, among other matters, the net worth, indebtedness and fixed charge ratio to be maintained while the Senior Notes are outstanding, additional Liens (as defined in the Note Agreement), mergers or consolidations, sale of assets and restricted investments. Upon the occurrence of an Event of Default (which, as more fully defined in the Note Agreement, would include, among other matters, nonpayment of the principal of or interest on the Senior Notes or a breach of any of the foregoing covenants), the Purchasers may declare the entire principal amount of the Senior Notes, together with the premium described in the Note Agreement and all accrued interest, to be immediately due and payable.

         Attached hereto as Exhibit 4.6 and incorporated herein by reference is a copy of the Note Agreement between the Company and the Purchasers, and the Annexes and Exhibits thereto, as follows: Annex I - Subsidiaries; Annex II - Existing Indebtedness of the Company; Annex III - Description of Liens; Annex IV
- Schedule of Insurance;





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Annex V - Iowa Franchise Law Disclosure; Exhibit A - Form of Senior Note; and
Exhibit B - Statement Regarding Legal Opinions. The foregoing description of the Senior Notes is qualified in its entirety by reference to the Note Agreement and the form of Senior Note described therein.

         Separately, acting at a special meeting on May 5, 1999, the Board of Directors of the Company approved a Third Amendment to Rights Agreement (the "Third Amendment") between the Company and UMB Bank, n.a., as Rights Agent, for the purpose of extending the Company's existing Shareholder Rights Plan and amending the same in several respects. The Third Amendment (which amends the Rights Agreement dated as of June 14, 1989 between the Company and the Rights Agent) (i) amends the definition of an "Acquiring Person" to lower the threshold for triggering the issuance of Right Certificates from an acquisition of 20% of the outstanding shares to a 15% level, and to specify that certain persons who acquire shares inadvertently and with a good faith belief that no distribution of the Rights would occur may be excluded from the definition if they promptly divest themselves of those shares in excess of the 15% threshold, (ii) makes a conforming change to Section 3(a) of the Rights Agreement with respect to the 15% threshold for issuance of Right Certificates, (iii) extends the term of the Rights Agreement until June 14, 2009 and (iv) adjusts the Purchase Price of the Rights from its current level of $27.50 to $60.

         Attached hereto as Exhibit 4.2 and incorporated herein by reference is a copy of the Third Amendment between the Company and the Rights Agent. The foregoing description of the Third Amendment and the Rights is qualified in its entirety by reference to the Rights Agreement, the amendments thereto (including the Third Amendment) and the form of Right Certificate described therein.

Item 7.           Exhibits.

4.2 Third Amendment to Rights Agreement, dated as of May 5, 1999, between Casey's General Stores, Inc. and UMB Bank, n.a., as Rights Agent.

4.6 Note Agreement, dated as of April 15, 1999, among Casey's General Stores, Inc. and Principal Life Insurance Company, Principal Life Insurance Company, on behalf of one or more separate accounts, Commercial Union Life Insurance Company of America, AmerUs Life Insurance Company, American Investors Life Insurance Company, TMG Life Insurance Company, Modern Woodmen of America and Ameritus Life Insurance Corp.



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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    CASEY'S GENERAL STORES, INC.



Date:   May 6, 1999                                 By: /S/ John G. Harmon
                                                       ------------------------
                                                         John G. Harmon
                                                         Secretary/Treasurer






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                                    EXHIBITS


Exhibit          Description                                               Page
-------          -----------                                               ----

4.2 Third Amendment to Rights Agreement dated as of May 5, 1999 between Casey's General
                 Stores, Inc. and UMB Bank, n.a., as Rights Agent

4.6 Note Agreement dated as of April 15, 1999 between Casey's General Stores, Inc. and Principal Life Insurance Company, Principal Life Insurance Company, on behalf of one or more separate accounts, Commercial Union Life Insurance Company of America, AmerUs Life Insurance Company, American Investors Life Insurance Company, TMG Life Insurance Company, Modern Woodmen of American and Ameritus Life Insurance Corp.




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